Investments in Affiliates - Financial Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Jan. 31, 2017	Jan. 31, 2016	Jan. 31, 2015
Balance sheet data:
Current assets	$ 87,116	$ 89,943	$ 97,655
Noncurrent assets	77,624	83,132	67,166
Current liabilities	27,270	27,538	22,114
Noncurrent liabilities	11,288	13,393	17,438
Income statement data:
Revenues	123,846	135,602	146,934
Gross profit	21,259	17,944	17,677
Operating income (loss)	6,621	3,424	(1,669)
Net income (loss)	$ 5,697	$ (989)	$ (4,647)